SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

October 25, 2007
Date of Report (Date of earliest event reported)

Schiff Nutrition International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14608	87-0563574
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2002 South 5070 West Salt Lake City, Utah		84104-4726
(Address of principal executive offices)		(Zip Code)

(801) 975-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2007 Annual Meeting of Stockholders held on October 25, 2007, the stockholders of the registrant approved an amendment (the “Amendment”) to the Schiff Nutrition International, Inc. 2004 Incentive Award Plan, as amended (the “Plan”), that increased the number of shares authorized for issuance under the Plan by 1,200,000 shares.  The Amendment became effective immediately upon stockholder approval.  The registrant intends to file a Form S-8 Registration Statement to register these additional shares.

The foregoing summary is qualified in its entirety by reference to (i) the full text of the Plan, which is incorporated by this reference to Annex A of the registrant's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on September 28, 2004, and (ii) the full text of the Amendment, which is incorporated by this reference to Appendix A of the registrant's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on September 27, 2007.

Item 9.01.     Financial Statements and Exhibits.

                       (d)    Exhibits

        10.1 Schiff Nutrition International, Inc. 2004 Equity Incentive Plan (incorporated by reference to Annex A of the Definitive Proxy Statement on Schedule 14A filed on September 28, 2004).

                    10.2Amendment No. 2 to the Schiff Nutrition International, Inc. 2004 Equity Incentive Plan (incorporated by reference to Appendix A of the Definitive Proxy Statement on Schedule 14A
           filed on September 27, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHIFF NUTRITION INTERNATIONAL, INC.

By:	/s/ Joseph W. Baty
Name: Joseph W. Baty
Title: Executive Vice President and Chief Financial Officer
Date: October 29, 2007

INDEX TO EXHIBITS

Item Number	Exhibit
10.1	Schiff Nutrition International, Inc. 2004 Equity Incentive Plan (incorporated by reference to Annex A of the Definitive Proxy Statement on Schedule 14A filed on September 28, 2004).
10.2
Amendment No. 2 to the Schiff Nutrition International, Inc. 2004 Equity Incentive Plan (incorporated by reference to Appendix A of the Definitive Proxy Statement on Schedule 14A filed on September 27, 2007).